                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         Superior Energy Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         SUPERIOR ENERGY SERVICES, INC.
                                1105 PETERS ROAD
                            HARVEY, LOUISIANA 70058

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Superior Energy Services, Inc.:

     Superior's annual stockholders' meeting will be held Tuesday, May 25, 2004, 12:00 p.m., at 201 St. Charles Avenue, 52nd Floor, New Orleans, Louisiana 70170. At the meeting, stockholders will be asked to:

          1. elect directors;

          2. approve the 2004 Directors Restricted Stock Units Plan;

          3. ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

          4. consider any other business that may properly come before the meeting.

     Only holders of record of our common stock as of the close of business on March 31, 2004 are entitled to receive notice of, attend and vote at the meeting.

     Please sign, date and return the accompanying proxy in the enclosed addressed, postage-paid envelope. If you attend the annual meeting, you may vote your shares in person, even if you have sent in your proxy.


                                          By Order of the Board of Directors

                                          /s/ Greg Rosenstein

                                          GREG ROSENSTEIN
                                          Secretary

Harvey, Louisiana
April 16, 2004

                         SUPERIOR ENERGY SERVICES, INC.
                                1105 PETERS ROAD
                            HARVEY, LOUISIANA 70058

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

 This Proxy Statement is being mailed to our stockholders on or about April 16,
                                     2004.

                             ---------------------

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Our Board of Directors is soliciting your proxy to vote at the annual meeting because you owned shares of our common stock at the close of business on March 31, 2004, the record date for the meeting, and are entitled to vote at the meeting. The proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders beginning April 16, 2004. The proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

Q:   WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A: At the annual meeting, our stockholders will be asked to elect our directors, approve our proposed 2004 Directors Restricted Stock Units Plan (the "Director Plan"), ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004 and consider any other matter that properly comes before the meeting.

Q:   WHEN AND WHERE WILL THE MEETING BE HELD?

A: The meeting will be held on Tuesday, May 25, 2004, 12:00 p.m., at 201 St. Charles Avenue, 52nd Floor, New Orleans, Louisiana 70170.

Q:   WHO IS SOLICITING MY PROXY?

A: Our Board of Directors is soliciting your vote for our 2004 annual meeting of stockholders. By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed him on the card.

Q:   HOW MANY VOTES DO I HAVE?

A: You have one vote for every share of our common stock that you owned on the record date.

Q:   HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

A: As of the record date, we had 74,405,826 shares of common stock outstanding.

Q:   HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: Our By-laws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at a meeting of our stockholders. As of the record date, 37,202,914 shares constitute a majority of our outstanding stock entitled to vote at the meeting. Shares that are voted, broker non-votes, and shares for which voting authority is withheld are treated as being present at the annual meeting for purposes of determining whether quorum is present. A broker non-vote occurs when a nominee holding common stock for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the "stockholder of record." The proxy statement and proxy card have been directly sent to you by us.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in "street name." The proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

Q: CAN MY SHARES BE VOTED IF I DON'T RETURN THE PROXY CARD AND DO NOT ATTEND THE MEETING IN PERSON?

A: If you hold shares in street name and you do not provide voting instructions to your broker, bank or nominee your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In that case, your shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such proposal. Under New York Stock Exchange rules, brokers generally have discretionary authority to vote without instructions from beneficial owners on the election of directors and the ratification of independent auditors but do not have discretionary authority to vote on any proposed equity compensation plan, such as our proposed Director Plan.

     If you don't vote the shares held in your name, your shares will not be voted.

Q:   WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

A: Our By-laws provide that directors are elected by plurality vote, meaning that the nominees who receive the most votes will be elected directors. The Director Plan must be approved by a majority of the votes cast on the proposal. The appointment of KPMG LLP as our independent auditors for the fiscal year ended December 31, 2004 must be ratified by the vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

     Withheld votes, abstentions and broker non-votes will have no effect on the voting calculations for the election of directors but will count as a vote against the ratification of the appointment of our independent auditors. Withheld votes will have the effect of a vote against the adoption of the Director Plan, while abstentions and broker non-votes will have no effect on the voting calculations for the adoption of the Director Plan.

Q:   HOW DO I VOTE?

A:   You may vote using any of the following methods:

     - PROXY CARD OR VOTING INSTRUCTION CARD: Be sure to complete, sign and date the card and return it in the prepaid envelope.

     - IN PERSON AT THE ANNUAL MEETING: All stockholders may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q:   CAN I CHANGE MY VOTE?

A: Yes. Your proxy can be revoked or changed at any time before it is voted by notice in writing to our Secretary, by our timely receipt of another proxy with a later date or by voting in person at the meeting.

Q:   WHAT IF I DON'T VOTE FOR A MATTER LISTED ON MY PROXY CARD?

A: If you return the proxy card without indicating your vote for a director, your shares will be voted FOR each of the nominees listed on your card, FOR the approval of the Director Plan, and FOR the ratification of the appointment of KPMG LLP as our independent auditors.

Q:   WHO PAYS FOR SOLICITING PROXIES?

A: We are paying for all costs of soliciting proxies. In addition to solicitations by mail, we have retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies at an estimated fee of $7000. Our officers and employees may request the return of proxies by personal conversation or by telephone or telecopy. We are also requesting that banks, brokerage houses and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Q:   COULD OTHER MATTERS BE DECIDED AT THE MEETING?

A: The Board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our By-laws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holder will vote the proxies in his discretion.

Q:   WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

A: Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

                             ELECTION OF DIRECTORS

     The size of our Board has been fixed at seven directors. Proxies cannot be voted for a greater number of persons. Unless you specify otherwise in your proxy card, your shares will be voted by the proxy holder FOR the election of each of the seven nominees named below to serve until the next annual meeting and until their successors are duly elected and qualified. If any nominee should decline or be unable to serve for any reason, votes will be cast for a substitute nominee designated by the Board. The nominees have advised us that they will serve on the Board if elected.

INFORMATION ABOUT DIRECTORS

     THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE RECOMMENDS, AND THE BOARD NOMINATES, THE FOLLOWING SEVEN INDIVIDUALS FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING:

     Richard A. Bachmann, 59, has served as a Director since July 1999. He has been Chairman, President and Chief Executive Officer of Energy Partners, Ltd., an independent oil and gas exploration company, since its formation in March 1997. From 1995 to January 1997, he served as director, president and chief operating officer of The Louisiana Land and Exploration Company, an independent oil and gas exploration company. From 1982 to 1995, Mr. Bachmann held various positions with The Louisiana Land and Exploration Company, including director, executive vice president, chief financial officer and senior vice president of finance and administration. From 1978 to 1981, Mr. Bachmann was treasurer of Itel Corporation. Prior to 1978, Mr. Bachmann served with Exxon International, Esso Central America, Esso InterAmerica and Standard Oil of New Jersey.

     Enoch L. Dawkins, 66, has served as a Director since August 2003. He has over 40 years of experience in the energy industry. From 1991 until his retirement in March 2003, Mr. Dawkins served as president of Murphy Exploration and Production Company, a subsidiary of Murphy Oil. His career includes numerous management positions domestically and internationally with Ocean Drilling and Exploration, a company he joined in 1964, including serving as President from 1989 until its acquisition by Murphy Oil Company in 1991. Mr. Dawkins is also a director of Energy Partners, Ltd.

     Joseph R. Edwards, 31, has served as a Director since December 2001. Mr. Edwards is currently a vice president of First Reserve Corporation, a corporate manager of private investments focusing on the energy and energy-related sectors. Mr. Edwards has served in various capacities at First Reserve since March 1998. From July 1995 until March 1998, Mr. Edwards was a member of the corporate finance team of Simmons & Company International, a Houston-based, energy-focused investment banking firm. Mr. Edwards also serves as a director of T-3 Energy Services, Inc.

     Ben A. Guill, 53, has served as a Director since July 1999 and is President of First Reserve Corporation, which he joined in September 1998. Prior to joining First Reserve, Mr. Guill spent 18 years with Simmons & Company International, where he served as Managing Director and Co-Head of Investment Banking. Mr. Guill also serves as a director of National-Oilwell, Inc., T-3 Energy Services, Inc., Quanta Services, Inc. and Dresser, Inc.

     Terence E. Hall, 58, has served as the Chairman of the Board, Chief Executive Officer, President and a Director since December 1995. Since 1989, he has also served as President and Chief Executive Officer of our wholly-owned subsidiaries Superior Energy Services, L.L.C. and Connection Technology, L.L.C., and their predecessors.

     Richard A. Pattarozzi, 60, has served as a Director since June 2002. Mr. Pattarozzi retired as a Vice President of Shell Oil Company in January 2000. He also previously served as President and Chief Executive Officer for both Shell Deepwater Development, Inc. and Shell Deepwater Production, Inc. Mr. Pattarozzi serves on the Board of Directors of Global Industries, Ltd., Stone Energy Corporation, Transocean, Inc., Tidewater, Inc. and FMC Technologies, Inc. He received a BS degree in Civil Engineering from the University of Illinois.

     Justin L. Sullivan, 64, has served as a Director since December 1995. Mr. Sullivan has been a private investor and has served as a business consultant since May 1993. Prior to May 1993, he held senior operating and financial management positions with various companies in the forest products industry. Mr. Sullivan also has been an accounting faculty member of the University of New Orleans and Tulane University. He holds an MBA degree from Tulane University and is a certified public accountant.

                             ---------------------

MEETINGS OF THE BOARD

     There were five Board meetings in 2003. Each director attended at least 75% of the meetings of the Board and the committees of which he was a member. The Board of Directors has determined that the following directors are "independent" within the meaning of the New York Stock Exchange listing standards currently in effect and approved by the Securities and Exchange Commission on November 4, 2003: Richard A. Bachmann, Enoch L. Dawkins, Richard A. Pattarozzi, and Justin
L. Sullivan.

BOARD COMMITTEES

     Our Board has, as standing committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has affirmatively determined that each member of each of our standing committees has no material relationship with the Company and is also "independent" within the meaning of New York Stock Exchange listing standards. Members of the individual committees are named below:

                                                               NOMINATING AND
AUDIT                           COMPENSATION                CORPORATE GOVERNANCE
-----                           ------------                --------------------
R. A. Bachmann               R. A. Bachmann                 R. A. Bachmann*
E. L. Dawkins                R. A. Pattarozzi*              R. A. Pattarozzi
R. A. Pattarozzi             J. L. Sullivan                 J. L. Sullivan
J. L. Sullivan*

---------------

* Chairman of the committee

     Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a written charter that has been approved by the Board. Copies of these charters, as well as a copy of our Corporate Governance Guidelines, are available on the investor relations page of our website at www.superiorenergy.com.

  AUDIT COMMITTEE

     The Audit Committee is primarily responsible for assisting the Board in fulfilling its fiduciary duties to our stockholders with respect to financial matters. The committee has oversight responsibility for our financial statements and the financial reporting process, our systems of internal accounting and financial controls and the annual independent audit of our financial statements. The Audit Committee met six times during 2003. The Board of Directors has determined that Justin L. Sullivan qualifies as our audit committee financial expert.

  COMPENSATION COMMITTEE

     The Compensation Committee has recently adopted a new charter that complies with the New York Stock Exchange corporate governance listing standards approved by the Securities and Exchange Commission in November 2003. Under its new charter, the committee is charged with evaluating and approving our overall compensation strategy, including the compensation strategy of our executive officers, in order to ensure that our executive officers are rewarded appropriately for their contributions to our growth and profitability and that such strategy supports our objectives and the interests of our stockholders. In addition, the committee annually reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance with respect to such goals and objectives, and, based on this evaluation, sets the level of his compensation. Together with the Chief Executive Officer, the committee also annually evaluates the performance of our other executive officers and, based on such evaluation, reviews and approves their compensation. Finally, the committee reviews our incentive compensation and other stock-based plans and recommends changes in such plans to the board of directors as needed. The committee has been delegated the authority of the entire Board with respect to the administration of such plans, including annual bonus plan provisions and measurements.

     In 2003, under its previous charter, the Compensation Committee was charged with establishing the compensation of our Chief Executive Officer and administering our management bonus program and stock incentive plans. The Compensation Committee met once during 2003.

  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Board formed the Nominating and Corporate Governance Committee in February 2003. The committee assists the Board in identifying qualified individuals to become directors, determining the composition of the Board and Board committees, monitoring a process to assess Board effectiveness and developing and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee met four times during 2003.

     The committee identifies potential nominees for director, other than potential nominees who are current directors standing for reelection, through business and other contacts. The committee's responsibility to identify and recommend individuals to serve as directors is subject to the right of our largest stockholders to designate two individuals for consideration as director nominees under the stockholders' agreement described in "Certain Relationships and Related Transactions."

     The committee will also consider director nominees recommended by stockholders in accordance with the procedures described in our By-laws. If you have been the beneficial owner of at least 1% of our outstanding common stock for at least one year, you may recommend a person or persons for consideration as a nominee for election to the Board by sending written notice by mail, c/o Secretary, Superior Energy Services, Inc. 1105 Peters Road, Harvey, Louisiana 70058. The notice must set forth:

     - the name, age, business address and residential address of your proposed nominee;

     - his or her principal occupation or employment;

     - the number of shares of common stock beneficially owned by him or her;
       and

     - and any other information relating to your proposed nominee that would be required to be disclosed in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had he or she been nominated by the Board of Directors.

     In addition, you must provide:

     - your name, age, business address and residential address;

     - the number of shares of our common stock that you beneficially own;

     - a representation that you intend to appear in person at the stockholders meeting to make the nomination; and

     - a description of all agreements, arrangements and understandings among you, any person acting in concert with you, your proposed nominee and any other person or persons (naming such person or persons), pursuant to which you submitted the name of your proposed nominee.

     You should also include a written consent of your proposed nominee to serve as a director if so elected and an affidavit signed by him or her certifying that he or she meets the qualifications necessary to serve as a director.

     Stockholder recommendations will be considered only if received no later than the 120th calendar day before the first anniversary of the date of our proxy in connection with the previous year's annual meeting (no later than December 18, 2004) with respect to recommendations for nominees to be considered at the 2005 annual meeting of stockholders).

     The Nominating and Corporate Governance Committee believes that nominees to our Board of Directors must meet the following minimum qualifications: The nominee must have achieved significant success in business or have extensive financial expertise, particularly in the energy industry, must be committed to representing the long-term interests of our stockholders, and must have high ethical and moral standards and integrity. The committee evaluates a potential nominee by considering whether the potential nominee meets the minimum qualifications described above, as well as by considering the following factors:

     - whether the potential nominee has experience and expertise that is relevant to our business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting us;

     - whether the potential nominee is independent, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with our best interests and the best interests of our stockholders, and whether he or she is willing and able to represent the interests of all of our stockholders; and

     - any factor affecting the ability or willingness of the potential nominee to devote sufficient time to Board activities and to enhance his or her understanding of our business.

     In addition, with respect to an incumbent director whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the committee reviews and considers the incumbent director's service to us during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. Each of the nominees for director at the 2004 annual meeting of stockholders is a current director standing for re-election. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director suggested by stockholders using the process set forth in our By-laws.

     We did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the 2004 annual meeting of stockholders. However, the committee may in the future choose to retain a professional search firm to identify potential nominees for director. With the exception of the recommendation by our largest stockholders, in accordance with their rights under the stockholders' agreement described under "Certain Relationships and Related Transactions," to re-nominate Messrs. Edwards and Guill for election, the Nominating and Corporate Governance Committee did not receive, by January 20, 2004 (the 120th calendar day before the first anniversary of the date of our 2003 proxy statement), any recommended nominee from a stockholder who beneficially owns more than 5% of our stock or from a group of stockholders who beneficially own, in the aggregate, more than 5% of our stock.

DIRECTOR COMPENSATION

     In order to closely align the outside directors' compensation with the financial interests of our stockholders, a significant portion of their compensation is paid in equity. Newly appointed directors receive a one-time option to purchase 20,000 shares of our common stock. In addition, each outside director receives an option to purchase 5,000 shares of our common stock on the day following our annual stockholders' meeting.

     If our proposed 2004 Directors Restricted Stock Units Plan is approved by our stockholders, we will no longer make grants of stock options to non-employee directors as provided under our 2002 Stock Incentive Plan. Rather, beginning in 2004, each non-employee director will automatically be granted a number of restricted stock units (RSUs) having an aggregate value of $30,000, with the exact number of units determined by dividing $30,000 by the fair market value of our common stock on the day of the annual meeting. In addition, upon any person's initial election or appointment as an eligible director, otherwise than at an annual meeting of stockholders, such person will receive a pro rata number of RSUs based on the number of full calendar months between the date of grant and the first anniversary of the previous annual meeting. An RSU represents the right to automatically receive from us, within 30 days of the date the participant ceases to serve on the Board, one share of our common stock.

     Our outside directors also receive cash compensation of $30,000 a year. The chairman of the Audit Committee receives additional cash compensation of $20,000 a year, and the chairmen of the Nominating and Corporate Governance and Compensation Committees receive additional cash compensation of $10,000 a year for their service to these committees. These amounts are paid in equal monthly installments. Outside directors also receive a $1,500 fee for each Board meeting and each committee meeting.

     Mr. Hall does not receive any special compensation for his service as a director. All directors are reimbursed for reasonable expenses incurred in attending Board and committee meetings.

EXECUTIVE SESSIONS; COMMUNICATIONS WITH THE BOARD; MEETING ATTENDANCE

     The Board has adopted a policy providing that the independent directors will meet in executive session at each regularly-scheduled Board meeting, or more frequently if necessary. Under this policy, the chair of each executive session meeting will be chosen by the independent directors, by majority vote, immediately prior to the convening of each such meeting.

     Any stockholder may communicate with our Board (or with any individual director) by sending a letter by mail addressed to Secretary, Superior Energy Services, Inc. 1105 Peters Road, Harvey, Louisiana 70058. Mr. Rosenstein will forward the stockholder's communication directly to the appropriate director or directors.

     The Board has adopted a policy that recommends that all directors personally attend each annual and special meeting of our stockholders. At the last annual meeting of stockholders held on May 19, 2003, all of our directors were in attendance.

                                STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares of our common stock beneficially owned as of March 31, 2004 by persons known by us to beneficially own more than 5% of the outstanding shares of our common stock. The information in the table is based on our review of filings with the Securities and Exchange Commission. Each person listed below has sole voting and investment power with respect to the shares beneficially owned unless otherwise stated.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP    OF CLASS
------------------------------------                          ----------   --------
First Reserve Fund VII, Limited Partnership(1)..............  10,769,777     14.5%
  One Lafayette Place
  Greenwich, Connecticut 06830
First Reserve Fund VIII, L.P.(1)............................   7,179,850      9.6%
  One Lafayette Place
  Greenwich, Connecticut 06830
Kotts Capital Holdings, Limited Partnership.................   7,134,995      9.6%
  3737 Willowick Road
  Houston, Texas 77019
Westfield Capital Management Co., LLC.......................   4,309,160      5.8%
  One Financial Center
  Boston, Massachusetts 02111
Franklin Resources, Inc.(2).................................   3,718,636      5.0%
  One Franklin Parkway
  San Mateo, California 94403

---------------

(1) First Reserve Corporation is the indirect general partner of First Reserve Fund VII, Limited Partnership and First Reserve Fund VIII, L.P., and is deemed to beneficially own the shares held by both of these funds. In addition, the First Reserve funds have a beneficial interest in the options held by Messrs. Guill and Edwards by virtue of the fact that the funds are entitled to a portion of the profits from any option exercise by Messrs. Guill or Edwards.

(2) Franklin Private Client Group, Inc. and Franklin Advisors, Inc., affiliated companies of Franklin Resources, Inc. reported sole voting power with respect to 1,153,443 and 2,565,193 shares, respectively, beneficially owned by Franklin Resources, Inc.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of our common stock beneficially owned as of March 31, 2004 by our directors, our executive officers, and all of our directors and executive officers as a group. The information in the table is based on our review of filings with the Securities and Exchange Commission. Each person listed below has sole voting and investment power with respect to the shares beneficially owned unless otherwise stated.

                                               AMOUNT AND NATURE OF    PERCENT
NAME OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)  OF CLASS
------------------------                      -----------------------  --------
Richard A. Bachmann..........................           49,854              *
Kenneth Blanchard............................          568,669(2)           *
Enoch L. Dawkins.............................           20,000              *
Joseph R. Edwards............................           30,000              *
Ben A. Guill.................................       17,989,627(3)        23.5%
Terence E. Hall..............................        1,745,837            2.3%
Richard A. Pattarozzi........................           33,150              *
Justin L. Sullivan...........................           40,000              *
Robert S. Taylor.............................          406,668              *
All directors and executive officers as
  a group (nine persons).....................       20,883,805           27.2%

---------------

 *  Less than 1%.

(1) Includes the number of shares subject to options that are exercisable by May 30, 2004 as follows: Mr. Bachmann, 40,000; Mr. Blanchard, 502,374; Mr. Dawkins, 20,000; Mr. Edwards, 30,000; Mr. Guill, 40,000; Mr. Hall, 1,182,617; Mr. Pattarozzi, 30,000; Mr. Sullivan, 40,000; and Mr. Taylor, 406,668. The First Reserve funds have a beneficial interest in the options held by Messrs. Guill and Edwards by virtue of the fact that the funds are entitled to a portion of the profits from any option exercise by Messrs. Guill or Edwards.

(2) Includes 37,161 shares held by Mr. Blanchard's children and 15,067 shares held by Mr. Blanchard's spouse, of which Mr. Blanchard is deemed to be the beneficial owner.

(3) Mr. Guill is the President of First Reserve Corporation, and he expressly disclaims beneficial ownership of the 17,949,627 shares of our common stock owned by the First Reserve funds.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table shows the compensation of our chief executive officer and two other executive officers for the three fiscal years ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                    ANNUAL COMPENSATION                      SECURITIES
                                    -------------------    OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND POSITION            YEAR    SALARY     BONUS     COMPENSATION(1)   OPTIONS/SARS    COMPENSATION(2)
-----------------            ----   --------   --------   ---------------   -------------   ---------------
Terence E. Hall............  2003   $450,000   $300,000           --                --          $12,916
  Chairman, President,       2002    451,620    300,000           --(3)             --           11,382
  Chief Executive Officer    2001    407,761    464,063           --           750,000            6,975
Kenneth Blanchard..........  2003   $210,000   $125,000           --            70,000          $12,547
  Chief Operating Officer,   2002    211,113    105,000           --            65,000           11,022
  Vice President             2001    181,840    466,563(4)         --           72,000            6,975
Robert S. Taylor...........  2003   $160,000   $100,000           --            70,000          $12,412
  Chief Financial Officer,   2002    160,000     80,000           --            55,000           10,806
  Vice President, Treasurer  2001    158,476    165,000           --            65,000            6,975

---------------

(1) Perquisites and other personal benefits paid in any of the years presented did not exceed the lesser of $50,000 or 10% of salary and bonus for that year.

(2) Comprised of our matching contributions to the 401(k) plan, hospitalization and health insurance, disability and life insurance.

(3) Since January 1, 2002, Mr. Hall has been allowed to use the corporate airplane for personal travel. Mr. Hall reimburses us for his personal travel on the corporate airplane in an amount equal to the cost of a first class, nonrefundable ticket to his destination. Mr. Hall also reimburses us for any incidental expenses incurred during his personal travel, such as baggage handling fees at the airport and meals for the pilots. Mr. Hall reimbursed us approximately $11,000 for his personal use of the airplane during 2003.

(4) Mr. Blanchard received a non-compete payment in the amount of $250,000 in July 2001.

EXECUTIVE EMPLOYMENT AGREEMENTS

     Mr. Hall's employment agreement has a term that expires on July 15, 2006. The term is automatically renewed for an additional year on each July 15 unless we or Mr. Hall gives at least 90 days written notice that the term will not be extended. Mr. Hall's annual base salary was increased in July 2001 to $450,000. Mr. Hall is also eligible to earn an annual incentive bonus of up to 125% of his annual base salary based upon the achievement of performance objectives determined by the Compensation Committee. The agreement contains non-competition and other provisions intended to protect our interests in the event that Mr. Hall ceases to be employed.

     Mr. Taylor's employment agreement has a term that expires on July 31, 2005 and provides for an annual base salary of $160,000. Mr. Blanchard's employment agreement has a term that expires on July 31, 2005 and provides for an annual base salary of $210,000. Mr. Taylor's and Mr. Blanchard's employment agreements are automatically renewed for an additional year on each December 31 unless we or they give prior written notice that the term will not be extended. Each of Messrs. Taylor and Blanchard is also eligible to earn an annual incentive bonus based upon the achievement of performance objectives determined by the Compensation Committee. Their employment agreements also contain non-competition and other provisions intended to protect our interests in the event that either officer ceases to be employed. In consideration of Mr. Blanchard's non-competition provision, we paid him an aggregate of $500,000 in two equal installments in 2000 and 2001.

     All employment agreements with our executive officers provide for the termination of employment upon their death or disability, or by us for cause. Cause is defined to include a willful and continued failure by the officer to substantially perform his duties, or willful misconduct by the officer that is materially injurious to us. Mr. Hall's agreement also provides for a right of termination by Mr. Hall for good reason, which includes a failure by us to comply with any material provision of the employment agreement.

     Upon termination of an executive officer's employment, we must pay him all compensation owing through the date of his termination. Upon termination of Mr. Hall due to his death or disability, in addition to all compensation owing through the date of his termination, we would pay to Mr. Hall (or his estate in the event of his death) a benefit in an amount equal to his annual base salary. If Mr. Hall's agreement is terminated by us other than for cause or by Mr. Hall for good reason, Mr. Hall would be entitled to an amount equal to the sum of his annual base salary and the bonus paid or payable to Mr. Hall for the preceding fiscal year, multiplied by the greater of two or the number of years remaining in the term of Mr. Hall's employment under the agreement.

OPTION GRANTS IN 2003

     The following table contains information concerning the grants of options to our executive officers during 2003. No stock appreciation rights were granted in 2003.

                            2003 STOCK OPTION GRANTS

                                                                                         POTENTIAL REALIZABLE
                                                   PERCENT OF                                    VALUE
                                                     TOTAL                              AT ASSUMED ANNUAL RATES
                                   NO. OF SHARES    OPTIONS                              OF STOCK APPRECIATION
                                    UNDERLYING     GRANTED TO   EXERCISE                  FOR OPTION TERM(1)
                                      OPTIONS      EMPLOYEES    OR BASE    EXPIRATION   -----------------------
NAME                                  GRANTED       IN 2003      PRICE        DATE          5%          10%
----                               -------------   ----------   --------   ----------   ----------   ----------
Terence E. Hall..................         --            --          --           --            --           --
Kenneth Blanchard................     70,000          16.5%      $8.77      3/19/13      $386,078     $978,398
Robert S. Taylor.................     70,000          16.5%      $8.77      3/19/13      $386,078     $978,398

---------------

(1) Appreciation has been calculated over the term of the options, beginning with the exercise price of each respective option.

AGGREGATE OPTION EXERCISES DURING 2003 AND OPTION VALUES AT FISCAL YEAR END

     None of our executive officers exercised options to acquire shares of our common stock during 2003. The following table contains information concerning the value of outstanding options as of December 31, 2003 based on the difference between the closing per share sale price of $9.40 on that date, as reported by the New York Stock Exchange, and the exercise price of the options.

                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                     OPTIONS AT YEAR END (#)         AT YEAR END ($)
                                                    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                                                    -------------------------   -------------------------
Terence E. Hall...................................      1,132,617/250,000          $2,303,482/$234,500
Kenneth Blanchard.................................        562,040/137,333          $1,415,620/$ 46,260
Robert S. Taylor..................................        361,667/128,333          $  948,050/$ 46,050

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of Messrs. Sullivan as Chairman, Bachmann, Pattarozzi and Dawkins. Each of these individuals meet the independence requirements of the New York Stock Exchange, as well as any other applicable legal and regulatory requirements. The duties and responsibilities of the Audit Committee are set forth in its written charter adopted by the Board. The committee reassesses its charter as conditions dictate, but in no event less than once a year, and updates it in order to comply with the rules of the New York Stock Exchange and any other applicable legal and regulatory requirements.

     The Audit Committee reviewed and discussed our financial statements with management, which is primarily responsible for preparing the statements, and our independent auditors, KPMG LLP, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. The committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, and has reviewed KPMG's independence. As part of the committee's review of KPMG's independence, it received and discussed the written disclosures and the letter from KPMG required by Independence Standards Board Statement No. 1. The Audit Committee has also considered whether KPMG's provision of non-audit services to us, which are described below, was compatible with its independence. The committee has concluded that it is.

     Based on its reviews and discussions with management and KPMG, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Justin L. Sullivan
                                          Richard A. Bachmann
                                          Richard A. Pattarozzi
                                          Enoch L. Dawkins

FEES PAID TO INDEPENDENT AUDITORS

     KPMG has billed us the following amounts for professional services rendered during each of the fiscal years represented:

                                                               FISCAL YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2003       2002
                                                              --------   --------
Audit Fees(1)...............................................  $278,517   $225,000
Audit-Related Fees(2).......................................    14,100     46,000
Tax Fees(3).................................................    74,635    378,040
All Other Fees(4)...........................................        --         --

---------------

(1) Reflects fees for services rendered for the audits of our annual financial statements for the fiscal year indicated and reviews of the financial statements contained in our quarterly reports on Form 10-Q for that fiscal year.

(2) Reflects fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

(3) Reflects fees for professional services rendered for tax compliance, tax advice, and tax planning.

(4) KPMG did not perform any financial information systems design and implementation services for us in 2003.

PRE-APPROVAL PROCESS

     The services performed by the independent auditor in 2003 were pre-approved by the Audit Committee. The Audit Committee has established a policy to pre-approve all audit and non-audit services provided by our independent auditor. For non-audit services permissible under law, management may either (i) submit the project for pre-approval by the chairman of the audit committee, if the total anticipated cost of the project is no more than $10,000 and the total anticipated cost of all such projects pre-approved by the chairman during the fiscal quarter does not exceed $25,000, or (ii) submit the project for pre-approval by the full audit committee, either at its next regularly scheduled meeting, at a special meeting, or by unanimous written consent.

     Management may engage the independent auditors to perform specific permissible audit-related and non-audit services described on an exhibit to the policy without the pre-approval of the audit committee, provided that such services are performed pursuant to separate engagement letters and the aggregate cost of those services does not exceed $10,000 per calendar quarter. Once this amount is exceeded in any calendar quarter, the independent auditors may not provide additional services unless they are pre-approved as described above. Permissible services not listed on the exhibit the must be separately pre-approved by the audit committee.

     At each regularly scheduled meeting of the audit committee, the chairman of the audit committee and management will advise the full audit committee of the scope and anticipated cost of all projects undertaken without the approval of the full audit committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In 2003, the Compensation Committee discharged the Board's responsibilities regarding the compensation of our Chief Executive Officer. The overall goal of the committee is to align compensation of our executive officers with our performance, and to attract, retain and reward executive officers and employees whose contributions are critical to our long-term success. The committee has recently adopted a new charter, which expands the scope of its responsibilities in accordance with the corporate governance listing standards of the New York Stock Exchange. This report concerns the committee's activities in fiscal year 2003.

     As part of its duties, the Compensation Committee sets the compensation of Mr. Hall, our Chief Executive Officer. Mr. Hall does not participate in these discussions or in the making of recommendations by the committee of his compensation.

     Our executive compensation policy seeks to ensure that the base and cash bonus compensation of our executive officers and other key employees are competitive with other similar size companies in the oilfield service industry. Annual awards of stock options are intended to retain executives and key employees and to motivate them to improve our long-term stock market performance.

BASE SALARY

     In establishing base cash compensation for our executives, we intend to target the median cash compensation of our competitors for their executives having similar responsibilities. Base salaries of our executives have historically been set at or below the median, so that bonuses generally will constitute a larger portion of cash compensation. This also has the effect of linking a significant portion of our executives' total cash compensation to our overall performance.

CASH INCENTIVE BONUSES

     The Compensation Committee approves all cash incentive bonuses awarded to our executive officers. Historically, annual cash incentive bonuses for our executive officers have been awarded based upon multiple performance criteria, including subjective evaluations of personal job performance.

LONG-TERM INCENTIVE COMPENSATION

     Consistent with our compensation philosophy, the Compensation Committee believes that stock ownership and stock-based incentive awards are the best way to align the interests of our executives with those of our stockholders. All stock option awards are made with option exercise prices equal to the fair market value of the underlying stock at the time of grant. Holders of stock option awards benefit only when and to the extent that our stock price increases after the option grant. In 2003, the Compensation Committee approved annual stock option grants to executive officers and other key employees, as recommended by the Chief

Executive Officer. Option awards were made to 209 employees and executives and covered approximately 423,000 shares of underlying common stock.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Components of our Chief Executive Officer's compensation for 2003 included base salary and an annual incentive bonus.

     Mr. Hall's base salary for 2003 was $450,000. His base salary was last increased in July 2001. Mr. Hall also received a cash incentive bonus in the amount of $300,000 in recognition of his leadership during 2003. Mr. Hall did not receive any stock options in 2003.

     The Compensation Committee believes that the total compensation package provided to Mr. Hall is fair and reasonable based on the competitive market in which we conduct our business and his overall contribution to our success.

POLICY REGARDING SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code generally limits our ability to take a federal income tax deduction for compensation paid to our Chief Executive Officer and other executive officers in excess of $1 million, except for qualified performance-based compensation. The stock options we grant have been structured to qualify as performance-based and are so not subject to this deduction limitation. While the Compensation Committee will seek to utilize deductible forms of compensation to the extent practicable, it does not believe that compensation decisions should be made solely to maintain the deductibility of compensation for federal income tax purposes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, the Compensation Committee was composed entirely of outside, non-employee directors and none of our executive officers served as a director or member of the compensation committee of another entity whose executive officers served on the Board.

                                          THE COMPENSATION COMMITTEE

                                          Richard A. Pattarozzi
                                          Justin L. Sullivan
                                          Richard A. Bachmann

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the acquisition of Cardinal Holding Corp. in July 1999, we entered into a stockholders' agreement with First Reserve Fund VII, Limited Partnership, and First Reserve Fund VIII, L.P. Under the agreement, the First Reserve funds are now entitled to designate two members to the Board as long as they beneficially and collectively own at least 5% of our voting power. In addition, the stockholders' agreement prevents the First Reserve funds from: (i) acquiring additional equity securities in an amount that would result in the funds obtaining beneficial ownership of more than an additional 10% of the outstanding shares of any class of our equity securities; (ii) disposing of any of our securities, except in limited circumstances primarily involving public sales; and (iii) facilitating a change of control.

     Further in connection with the Cardinal acquisition, we entered into a registration rights agreement with the First Reserve funds. The First Reserve funds have the right to require us to file a registration statement under the Securities Act of 1933 so that they may sell at least 20% of the shares of common stock they own. We are not obligated to file more than one registration statement for the First Reserve funds during any twelve month period, and in no event are we obligated to make more than four registrations under the agreement. The First Reserve funds also have the right to include their shares in any other registration statement we file involving our common stock.

     We provide well intervention, field management and other services to Energy Partners, Ltd. Mr. Bachmann is the Chief Executive Officer of Energy Partners. During 2003, we billed Energy Partners approximately $4.0 million for these services on terms that we believe are customary in the industry. We expect to continue providing these services to Energy Partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% stockholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our equity securities. To the best of our knowledge, all required forms were timely filed with the SEC during 2003, except for a Form 4 filed on behalf of Mr. Dawkins, due to a clerical error.

PERFORMANCE GRAPH

     The graph and corresponding table below compares the total stockholder return on our common stock for the last five years with the total return on the S&P 500 Index and a Self-Determined Peer Group for the same period. The information in the graph is based on the assumption of a $100 investment on January 1, 1999 at closing prices on December 31, 1998.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                         SUPERIOR ENERGY SERVICES, INC.

              PRODUCED ON 03/11/2004 INCLUDING DATA TO 12/31/2003

                                    (GRAPH)

--------------------------------------------------------------------------------------------
                        12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
--------------------------------------------------------------------------------------------
Superior                  $100      $237.40     $404.40     $304.20     $288.40     $330.50
S&P 500                   $100      $121.10     $110.30     $ 97.30     $ 75.80     $ 97.50
Self-Determined Peer
  Group                   $100      $141.30     $195.60     $135.10     $121.90     $148.20

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on December 31, 1998.

     Beginning with our Proxy Statement for 2002, we changed the peer company index for this performance graph from the NASDAQ Stocks (SIC 1380-1389 US Companies) Oil and Gas Field Services Index to a Self-Determined Peer Group. Our Self-Determined Peer Group is comprised of BJ Services Company, Global Industries, Ltd., Schlumberger Limited, Baker Hughes Incorporated, Halliburton Company and Weatherford International Ltd. We made this change because we believe that investors are increasingly comparing investment alternatives among us and the companies presented in the Self-Determined Peer Group.

             PROPOSAL TO APPROVE THE SUPERIOR ENERGY SERVICES, INC.
                   2004 DIRECTORS RESTRICTED STOCK UNITS PLAN

GENERAL

     The Superior Energy Services, Inc. 2004 Directors Restricted Stock Units Plan (the "Director Plan") has been approved by the Board, subject to the approval by our stockholders at the annual meeting. The Board believes that the Director Plan promotes our interests and the interests of our stockholders by strengthening our ability to attract, motivate and retain directors of experience and ability, and by encouraging the highest level of performance by providing directors with a proprietary interest in our financial success and growth. If the Director Plan is adopted, options will no longer be granted to non-employee directors under the 2002 Stock Incentive Plan (the "2002 Plan"). If the Director Plan is not approved by our stockholders at the annual meeting, the option grants to the non-employee directors under the 2002 Plan will continue. The primary features of the Director Plan are summarized below. This summary is qualified in its entirety, however, by reference to the Director Plan, which is attached to this Proxy Statement as Appendix A.

TERMS OF THE DIRECTOR PLAN

     Administration. The Compensation Committee of the Board (the "Committee") administers the Director Plan and has authority to interpret the Director Plan, to prescribe, amend and rescind rules relating to the Director Plan and to make any other determinations necessary for the administration of the Director Plan.

     Eligibility and Grants. Only our non-employee directors are eligible to participate in the Director Plan. Currently, six non-employee directors will be eligible to participate. If the Director Plan is approved by our stockholders, on the day following each annual meeting of the stockholders, beginning May 26, 2004, each participant will receive a number of restricted stock units (RSUs) having an aggregate value of $30,000, determined by dividing $30,000 by the fair market value of the common stock on the day of the annual meeting. In addition, upon any person's initial election or appointment as an eligible director, otherwise than at an annual meeting of stockholders, such person shall receive a pro rata number of RSUs based upon the number of full calendar months between the date of grant and the first anniversary of the previous annual meeting.

     Subject to certain adjustment provisions described below, the aggregate number of shares of common stock that may be issued under the Director Plan is 200,000. The shares issued or delivered in connection with RSUs may be either authorized but unissued shares of our common stock or shares acquired by us on the open market or otherwise.

     Terms of Restricted Stock Units. An RSU represents the right to automatically receive from us, within 30 days of the date the participant ceases to serve on the Board, one share of our common stock. An RSU does not entitle the participant to ownership rights in any share of our common stock or in any cash, securities or property credited to or deposited in a dividend equivalent account (which is interest-bearing) until common stock relative to that RSU is issued. The RSU will vest immediately upon grant.

     Transferability of Restricted Stock Units. Under the Director Plan, directors may not transfer, pledge, assign or otherwise encumber their RSUs except:

     - by will; or

     - by the laws of descent and distribution.

     Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the common stock, all limitations on the number of shares of common stock provided in the Director Plan and the number of shares of common stock subject to RSUs will be adjusted in proportion to the change in the outstanding common stock. The Committee will make any other adjustments that it determines to be equitable so that participants will have the same relative rights before and after these adjustments.

     Term of the Director Plan. No RSUs may be granted under the Plan later than May 25, 2014, which is ten years after the date of the meeting. However, RSUs granted prior to such date shall remain in effect until all such RSUs have either been paid out in common stock, expired, or been canceled under the terms of the Plan.

     Amendments to the Director Plan. The Board may amend or discontinue the Director Plan at any time. However, our stockholders must approve any amendment that would:

     - materially increase the benefits accruing to participants under the Director Plan;

     - increase the number of shares of common stock that may be issued under the Director Plan;

     - materially expand the classes of persons eligible to participate in the Director Plan; or

     - materially extend the term of the Plan.

     No amendment or discontinuance of the Director Plan may materially impair any previously granted RSU without the consent of the recipient.

AWARDS TO BE GRANTED

     If our stockholders approve the Director Plan at the annual meeting, RSUs will be granted under the Director Plan on May 26, 2004, to the persons named and in the amounts set forth below.

                               NEW PLAN BENEFITS
                          2004 DIRECTOR INCENTIVE PLAN

                                                              DOLLAR VALUE   NO. OF UNITS
NAME                                                             ($)(1)         (RSUs)
----                                                          ------------   ------------
Richard A. Bachmann.........................................    $ 30,000         (2)
Enoch L. Dawkins............................................    $ 30,000         (2)
Joseph R. Edwards...........................................    $ 30,000         (2)
Ben A. Guill................................................    $ 30,000         (2)
Richard A. Pattarozzi.......................................    $ 30,000         (2)
Justin L. Sullivan..........................................    $ 30,000         (2)
All non-employee directors as a group.......................    $180,000

---------------

(1) The referenced grant of RSUs is contingent upon the director's re-election at the annual meeting.

(2) The number of RSUs to be granted will be determined by dividing $30,000 by the fair market value of a share of common stock on the date of the annual meeting.

     In addition, while the Director Plan is in effect and to the extent that shares of common stock remain available for issuance thereunder, non-employee directors will continue to receive a number of RSUs having an aggregate value of $30,000 following each annual meeting of stockholders and upon joining the Board if other than by election at an annual meeting of stockholders.

EQUITY COMPENSATION PLAN INFORMATION

     The following table presents information as of December 31, 2003, regarding compensation plans under which our common stock may be issued to employees and non-employees as compensation.

                                                                                      NUMBER OF
                                                                                      SECURITIES
                                           NUMBER OF                             REMAINING AVAILABLE
                                       SECURITIES TO BE   WEIGHTED-AVERAGE       FOR FUTURE ISSUANCE
                                          ISSUED UPON     EXERCISE PRICE OF          UNDER EQUITY
                                          EXERCISE OF        OUTSTANDING          COMPENSATION PLANS
                                          OUTSTANDING         OPTIONS,                (EXCLUDING
                                       OPTIONS, WARRANTS    WARRANTS AND         SECURITIES REFLECTED
PLAN CATEGORY                             AND RIGHTS           RIGHTS               IN COLUMN (A))
-------------                          -----------------  -----------------      --------------------
                                              (A)                (B)                     (C)
Equity compensation plans
  approved by security holders........     5,628,000            $7.53                 1,401,101(1)
Equity compensation plans
  not approved by security holders....            --               --                     8,885(2)
                                           ---------                                  ---------
  Total...............................     5,628,000                                  1,409,986
                                           =========                                  =========

---------------

(1) Of the shares remaining available for issuance under our 1999 Stock Incentive Plan and 2002 Stock Incentive Plan, no more than 250,000 shares may be issued as restricted stock or "other stock-based awards" (which awards are valued in whole or in part on the value of the shares of Common Stock) under each plan. Of the shares remaining for issuance under our 1995 Stock Incentive Plan, there is no limit to how many of the shares may be issued as restricted stock or "other stock-based awards."

(2) Under our Director's Stock Plan, our non-employee directors may elect to receive up to 100%, in 25% increments, of any director fees paid by us in common stock. The fees are converted into shares of common stock in an amount equal to the director's compensation divided by the average price of the stock for the calendar quarter in which the election is made.

  VOTE REQUIRED

     Approval of the Director Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposed plan.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE DIRECTOR PLAN.


            PROPOSAL TO RATIFY THE RETENTION OF INDEPENDENT AUDITORS

     The audit committee has selected KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004, which selection is submitted to our stockholders for ratification. If our stockholders do not ratify the selection of KPMG LLP by the affirmative vote of holders of a majority of the voting power present or represented at the annual meeting, the selection will be reconsidered by the audit committee.

     Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE AUDIT COMMITTEE AND OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE RETENTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                   2005 STOCKHOLDER NOMINATIONS AND PROPOSALS

     Our By-laws require that stockholders who wish to make a nomination for the election of a director or to bring any other matter before a meeting of the stockholders must give written notice of their intent to our Secretary not more than 270 days and not less than 120 days in advance of the first anniversary of the preceding year's annual meeting of stockholders. For our 2005 annual meeting, a stockholder's notice must be received by our Secretary on or after August 29, 2004, but on or before January 26, 2005. We urge our stockholders to send their proposals by certified mail, return receipt requested.


                                          By Order of the Board of Directors

                                          /s/ Greg Rosenstein

                                          GREG ROSENSTEIN
                                          Secretary

Harvey, Louisiana
April 16, 2004

                                   APPENDIX A
                         SUPERIOR ENERGY SERVICES, INC.
                   2004 DIRECTORS RESTRICTED STOCK UNITS PLAN

1.  PURPOSE OF THE PLAN.

     The purpose of the Superior Energy Services, Inc. 2004 Directors Restricted Stock Units Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain Directors of experience and ability, and to encourage the highest level of Directors performance by providing Directors with a proprietary interest in the Company's financial success and growth.

2.  DEFINITIONS.

     Certain terms used herein are defined as follows:

     2.1 "Award Notice" means any written or electronic notice of grant, evidencing any grant of restricted stock units.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Committee" means the Compensation Committee of the Board or a subcommittee thereof. The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (collectively, "Section 162(m)").

     2.4 "Common Stock" means the common stock, $.001 par value per share, of the Company.

     2.5 "Company" or "Superior" means Superior Energy Services, Inc., a Delaware corporation.

     2.6 "Director" means a member of the Board who is not employed by the Company or any of its subsidiaries.

     2.7 "Disability" shall occur if (a) a physical or mental illness renders the Participant incapable of satisfactorily discharging his or her duties and responsibilities as a Director for a period of 180 consecutive days, and (b) a duly qualified physician chosen by the Company and reasonably acceptable to the Participant or his or her legal representative certifies in writing that the Participant has become disabled.

     2.8 "Fair Market Value" means (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

     2.9  "Participant" means each Director (as defined in Section 2.6).

     2.10 "Plan" means the Superior Energy Services, Inc. 2004 Directors Restricted Stock Units Plan as set forth herein and as amended, restated, supplemented or otherwise modified from time to time.

     2.11 "Restricted Stock Unit" or "RSU" means a restricted stock unit granted under Section 5 of the Plan with the terms and conditions described in this Plan.

3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     The Company may issue up to 200,000 shares of Common Stock, subject to the adjustment provisions of Section 7, pursuant to RSUs granted hereunder. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

4.  ADMINISTRATION OF THE PLAN.

     4.1 The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind Plan rules and to make all other determinations necessary for the Plan's administration.

     4.2 All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any RSU.

     4.3 The Committee does not have the authority to make discretionary grants of RSUs under the Plan. Grants may be made only as provided in Section 5 hereof.

5.  GRANT OF RESTRICTED STOCK UNITS.

     5.1 Beginning with the 2004 annual meeting of stockholders and for as long as the Plan remains in effect and shares of Common Stock remain available for issuance hereunder, each Participant will be automatically granted a number of restricted stock units having an aggregate value of $30,000 on the day following each annual meeting of stockholders. The number of restricted stock units to be granted each year will be determined by dividing $30,000 by the Fair Market Value of a share of Common Stock on the day of the annual meeting of stockholders, and rounding up to the nearest whole number of RSUs.

     5.2 While the Plan remains in effect and shares of Common Stock remain available for issuance hereunder, any person who becomes a Director other than by election at an annual meeting of stockholders shall be granted a pro rata number of RSUs determined as follows (rounded up to the nearest whole number):

        ($2,500x)/y, where:

           x = the number of full calendar months between the date the person becomes a Director and the first anniversary of the most recent annual meeting, and

           y = the Fair Market Value of a share of Common Stock on the date the person becomes a Director.

6.  TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

     6.1 Subject to the terms, conditions, and restrictions set forth herein, each RSU granted under Section 5.1 hereof represents the right to automatically receive from the Company, within 30 days following the date (the "Termination Date") the Participant ceases to be a Director (a "Termination") for any reason, one share (a "Share") of Common Stock, free of any restrictions and all cash, securities and property credited to or deposited in the Participant's Dividend Equivalent Account (as defined in Section 6.4) with respect to each RSU.

     6.2 Each RSU shall vest immediately upon grant. A Participant shall not be issued the Shares to which an RSU relates until the Participant's Termination Date.

     6.3 Except as provided in Section 6.4, until the Participant is issued the Share to which an RSU relates, such RSU shall not entitle the Participant to any incidents of ownership (including, without limitation, dividend and voting rights) (a) in any Share nor (b) in any cash, securities or property credited to or deposited in a Dividend Equivalent Account related to such RSU.

     6.4 From and after the date of grant of an RSU until the issuance of the Share payable in respect of such RSU, the Participant shall be credited, as of the payment date therefor, with (a) the amount of any cash dividends and (b) the amount equal to the Fair Market Value of any Shares, securities, or other property distributed or distributable in respect of one share of Common Stock (a "Property Distribution") to which the Participant would have been entitled had the Participant been a record holder of one share of Common Stock for each RSU at all times from the date of grant of such RSU to such issuance date. All such credits shall be made notionally to a dividend equivalent account (a "Dividend Equivalent Account") established for the Participant with respect to all RSUs granted on the same date. All credits to a Dividend Equivalent Account for the Participant shall be notionally increased by the Account Rate (as hereinafter defined), compounded quarterly, from and after the applicable date of credit until paid in accordance with the terms of the Plan and the applicable Award Notice. The "Account Rate" shall be the prime commercial lending rate announced from time to time by JPMorgan Chase Bank or by another major national bank headquartered in New York, New York designated by the Committee. The Committee may, in its discretion, deposit in the Participant's Dividend Equivalent Account the securities or property comprising any Property Distribution in lieu of crediting such Dividend Equivalent Account with the Fair Market Value thereof.

     6.5 In the event of any Termination, a distribution of all amounts due hereunder related to RSUs shall be made in full to the Participant or his or her designated beneficiary within 30 days following the Termination Date.

7.  ADJUSTMENT PROVISIONS.

     In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this Plan, and the number of shares subject to RSUs, shall be equitably adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable in order to provide Participants with the same relative rights before and after such adjustment.

8.  GENERAL PROVISIONS.

     8.1 Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

     8.2 No shares of Common Stock will be issued or transferred pursuant to an RSU unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to an RSU, the Company may require the Participant to take any reasonable action to meet such requirements.

     8.3 The Company shall have the right to withhold from any payments or stock issuances under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

     8.4 No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any RSU except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     8.5 No RSUs granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except:

          (a) by will; or

          (b) by the laws of descent and distribution.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of an RSU or levy of attachment, or similar process upon an RSU not specifically permitted herein, shall be null and void and without effect.

     8.6 Each RSU shall be evidenced by an Award Notice, including terms and conditions consistent with the Plan, as the Committee may determine.

9.  AMENDMENT, DISCONTINUANCE OR TERMINATION OF THE PLAN.

     9.1 The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

          (a) without the approval of the stockholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to Participants under the Plan, (iii) materially expand the classes of persons eligible to participate in the Plan, or (iv) materially extend the term of the Plan, or

          (b) materially impair, without the consent of the recipient, an RSU previously granted.

10. TERM OF PLAN. No RSUs may be granted under the Plan later than May 25, 2014, which is ten years after the Plan was approved by the Company's stockholders; provided, however, that RSUs granted prior to such date shall remain in effect until all such RSUs have either been paid out in Shares, expired or been canceled under the terms of the Plan.

                                 * * * * * * *

                       ANNUAL MEETING OF STOCKHOLDERS OF

                         SUPERIOR ENERGY SERVICES, INC.

                                  MAY 25, 2004




                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.



   |                                                                        |
   V Please detach along perforated line and mail in the envelope provided. V


--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND
                             FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

  1. Election of directors

                                            NOMINEES:
  [  ] FOR ALL NOMINEES                     O  Terence E. Hall
                                            O  Joseph R. Edwards
  [  ] WITHHOLD AUTHORITY                   O  Justin L. Sullivan
       FOR ALL NOMINEES                     O  Ben A. Guill
                                            O  Richard A. Bachmann
  [  ] FOR ALL EXCEPT                       O  Richard A. Pattarozzi
       (See instructions below)             O  Enoch L. Dawkins




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------
                                                       FOR    AGAINST    ABSTAIN
  2. 2004 Directors Restricted Stock Units Plan        [ ]      [ ]        [ ]

  3. Appointment of KPMG LLP as independent auditors
     for the fiscal year ending December 31, 2004      [ ]      [ ]        [ ]

  4. To vote in his discretion upon such other business as may properly come before the annual meeting and any adjournments thereof


  WHEN THIS PROXY IS PROPERLY EXECUTED, YOUR SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THIS PROXY CARD. THE INDIVIDUAL DESIGNATED ON THE REVERSE SIDE WILL VOTE IN HIS DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  To change the address on your account, please check the box at right
  and indicate your new address in the address space above. Please         [  ]
  note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

  Signature of Stockholder                                Date:
                          -----------------------------        -----------------

  Signature of Stockholder                                Date:
                          -----------------------------        -----------------

  NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         SUPERIOR ENERGY SERVICES, INC.

                                1105 PETERS ROAD
                            HARVEY, LOUISIANA 70058


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 25, 2004


     By signing this proxy, you revoke all prior proxies and appoint Terence E. Hall, with full power of substitution, to represent you and to vote your shares on the matters shown on the reverse side at Superior's annual meeting of stockholders to be held on May 25, 2004, and any adjournments thereof.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                           14475